MACDERMID ESPANOLA SA, SOCIEDAD UNIPERSONAL


                                       -Y-


                                  EUROCIR, S.A.

                                 EUSKOCIR, S.A.

                                 CYCOBASK, S.A.




              -----------------------------------------------------

         CONTRATO DE SUMINISTRO DE PRODUCTOS MAC D RMID AL GRUPO EUROCIR

              -----------------------------------------------------




                        Barcelona, 9 de Diciembre de 2003





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El  presente  CONTRATO DE SUMINISTRO EN EXCLUSIVA DE LOS PRODUCTOS MAC DERMID AL
GRUPO  EUROCIR (en adelante el "Contrato"), se suscribe en Barcelona, en fecha 9
                                --------
de  Diciembre  de  2003,  entre  las  siguientes;

PARTES:

Por  una  parte:

(1) MACDERMID ESPA-OLA, S.A., SOCIEDAD UNIPERSONAL, debidamente representada en este acto por Don Vicente Barber n Santolaria;

En  adelante  referida  como  "MACDERMID".
                               ---------

Por  la  otra  parte:

(2) EUROCIR, S.A., EUSKOCIR, S.A. y CYCOBASK. S.A., debidamente representadas en esto acto por Don Antonio Rodr guez Arag n;

En adelante referidas EUROCIR, S.AEUSKOCIR, S.A. y CYCOBASK, S.A. individual y colectivamente como el "GRUPO EUROCIR".
                           --------------


MACDERMID  y  el  GRUPO  EUROCIR  en adelante referidos colectivamente como "las
                                                                             ---
Partes".
    --

Las Partes, seg n act an, se reconocen mutuamente la capacidad legal necesaria para obligarse y, en especial, para suscribir el presente Contrato, en virtud del cual, libre y voluntariamente.


                                   MANIFIESTAN

Primera.- Que las sociedades del GRUPO EUROCIR est n interesadas en que MACDERMID, por su alta experiencia en el sector, les suministre, siempre que cumplan los requerimientos t cnicos . el 100% de los procesos y productos que requieren para desarrollar su negocio de fabricaci n de circuitos impresas;

Segundo.-     Que  MACDERMID est  en disposici n de suministrar al GRUPO EUROCIR dichos  procesos  y  productos  solicitados  por  el  GRUPO  EUROCIR.

Por consiguiente, dada la existencia de intereses e intenciones coincidentes, las Partes muestran lo concordante de sus voluntades y proceden al otorgamiento del presente Contrato, sobre la base de las siguientes

                                    CL USULAS


1.     SUMMISTRO  EN  EXCLUSIVA

1.1 El GRUPO EUROCIR se obliga a comprar a MACDERM1D, en exclusiva, la totalidad de sus necesidades de los procesos y productos , que en estos momentos consume de MAC DERMID as como cualquier otras productos y procesos que el primero requiere para su negocio de fabricaci n de circuitos impresos, y MACDERMID se obliga a suministrar al GRUPO EUROCIR dichos procesos y productos, siempre que est n en su catalogo de productos, todo ello en los t rminos y condiciones que se detallan en el presente Contrata.

1.2 Lo previsto en la Cl usula 1.1 anterior se extender a cualquier sociedad que adquiera o reciba, por cualquier medio, el negocio que en la fecha del presente Contrato desarrollan les sociedades del GRUPO EUROCIR. A estos efectos el GRUPO EUROCIR se obliga a dedicar sus mayores esfuerzos, en especial, para dotar de plena eficacia a la presente obligaci n,

2.     DURACI"N

2.1 El plazo de duraci n del presente Contrato ser de cinco (5) a os a partir de la fecha de suscripci n del mismo.

2.2 No obstante lo anterior, el Contrato quedar autom ticamente prorrogado por plazos consecutivos de doce (12) meses si, a la fecha de finalizaci n del plazo de duraci n inicial previsto en la Cl usula 2-1 anterior o de cualquiera de sus pr rrogas, ninguna de las Partes notificara a la otra, con un plazo de preaviso de treinta (30) d as y de forma fehaciente, su intenci n de no prorrogar el mismo.

3.     PRECIO  DE  LOS  PRODUCTOS  Y  CONDICIONES  DE  PAGO

3.1 El precio de venta de cada uno de los Productos Mac Dermid que adquiera el GRUPO EUROCIR ser fijado de com n acuerdo por ambas partes tomando como base los precios de mercado. En estos precios no este incluido ning n impuesto, tr bulo, lasa o gasto que pueda ser aplicable al suministra de los mismos.

3.2 MACDERMID se reserva el derecho a incrementar el precio de los Productos, siempre de com n acuerdo con el GRUPO EUROCIR cuando concurra alguna de las circunstancias relacionadas a continuaci n:

a) Incrementos SENSIBLES que experimente MACDERMID en los costes de las materias primas de los Productos; y

b) Cualquier otro factor, demostrable, no atribuible a MACDERMID, o que estuviera fuera de su control.

3.3 MACDERM1D facturar al GRUPO EUROCIR en el momento en que se haya producido la entrega de los Productos, en los t rminos previstos en la Cl usula 4.

3.4 Las condiciones de pago de las facturas emitidas por MACDERMID ser n las mismas que existen en este momento es decir: loa royaltis y metros cuadrados facturados como V atek mediante pagares a 30 d as fecha factura d a de pago 25 de cada mes. Para el resto de productos mediante pagares a 90 d as fecha factura dia de pago 25 de cada mes. El pago de las mismas ser realizado en su totalidad en Euros.

3.5 El pago no se considerar realizado, en tanta MACDERMID no pueda disponer del importe total de la factura correspondiente. La entrega de cheques, letras pagar s no liberar al GRUPO EUROCIR en tanto no hayan sido abanados en la cuenta bancaria de MACDERMID. Ser n de cuenta del GRUPO EUROCIR cualesquiera gastos que se ocasionen por el impago, en especial y sin limitaci n, los gastos bancarios de devoluci n.

3.6 Sin perjuicio de otros derechos que pueda ostentar MACDERM1D, incluyendo el derecho a reclamar el pago del precio en el momento da su exigibilidad, MACDERMID se reserva el derecho a cobrar un inter s por la demora en el pago de cualquiera de las facturas emitidas y que no hayan sido pagadas en el plazo establecido en la cl usula 3.4.

3.7 En el supuesto de retraso en el pago de las facturas por parte del GRUPO EUROCIR. IWACDERMID podr suspender entregas posteriores en virtud de la presente cl usula o resolver el Contrato total o parcialmente, sin perjuicio del ejercicio de las acciones a las que tenga derecho contra el GRUPO EUROCIR y sin incurrir, por ello, en responsabilidad alguna.

4.     ENTREGA  DE  PRODUCTOS

4.1 Los Productos ser n transportados a cargo de MACDERM1D a las instalaciones actuales del GRUPO EUROCIR en el horario a convenir previamente por las Partes (en adelante referido como el "Lugar de Entrega").

4.2 Cualquier cambio referente al Lugar de Entrega de los Productos deber ponerse en conocimiento a MACDERMID por escrito, y con una antelaci n m nima de diez (10) d as h biles a la fecha de env o. Si el cambio propuesto supone un incremento considerable en el coste y log stica de Mac Dermid, El GRUPO EUROCIR sufragara los costes y gastos adicionales que suponga para MACD RMID el cambio del Lugar de Entrega

4.3 MACDERMID garantiza al GRUPO EUROCIR que los Productos suministrados tendr n la calidad est ndar y usual propia de los productos del Grupo de sociedades al que MACDERMID pertenece, (en adelante la "Calidad MACDERMID"), La garant a de Calidad MACDERMID se otorga en sustituci n de cualquier otra garant a, expresa o t cita, que pudiera ser aplicable a los Productos.

5.     TRANSMISI"N  DEL  RIESGO  SOBRE  LOS  PRODUCTOS

5.1 La propiedad, as como el riesgo por el deterioro o p rdida de tos Productos se traspasa al GRUPO EUROCIR una vas se hayan puesto los Productos a disposici n del GRUPO EUROCIR en el Lugar de Entrega.

5.2 El GRUPO EUROCIR asume todos tos riesgos y responsabilidades por p rdidas, da os o lesiones a personas o bienes del GRUPO EUROCIR o terceros como consecuencia del uso de los Productos, ya sea s lo o en combinaci n con otros elementos,

6.     FUERZA  MAYOR

6.1 Ninguna de tas Partes ser responsable frente a la otra por el retraso o la falta de cumplimiento de las obligaciones asumidas en el presente Contrato cuando dicho incumplimiento se haya producido por causa de fuerza mayor.

6.2 En este caso, la parte afectado depera a la otra, a la mayor brevedad, y por escrita, las causas que han dado lugar al retraso y/o a) incumplimiento, as como el tiempo que estima que ya a durar el supuesto de fuerza mayor, comprometi ndose a realizar todo lo posible para reducir los efectos perjudiciales que pudiera ocasionar a la otra parte.

7.     LEY  Y  JURISDICCION  APPLICABLES

7.1 Las Partes someten expresamente cualquier cuesti n o controversia que pudiera surgir de la interpretaci n, desarrollo o ejecuci n del presente Contrato a la legislaci n espa ola.

7.2 Las Partes someten expresamente cualquier cuesti n o controversia que pudiera surgir de la interpretaci n, desarrollo o ejecuci n del presente Contrato a la Jurisdicci n de los Juzgados y Tribunales de Barcelona.

8.     INTEGRIDAD  DEL  PRESENTE  CONTRATO

8.1 Este Contrato sustituye a todos los acuerdos, negociaciones y compromisos anteriores entre las Partes, si los hubiere, siendo pues el presente Contrato el nica documento contractual que regula las relaciones jur dicas entre las Partes en cuanto el objeto del presente Contrato.

8.2 El presente Contrato junto con sus Anexos constituyen el acuerdo de las Partes formando conjuntamente un todo.

9.     MODIFICACIONES

Cualquier modificaci n del presente Contrato deber realizarse por mutuo acuerdo entre las Partes y suscribirse por las mismas por escrito. Las modificaciones formar n parte integrante de este Contrato.

10.     NOTIFICACIONES

Toda comunicaci n que, en relaci n con este Contrato, realice cualquiera de las Partes a la otra, excepto aquellas propias del Curso ordinario y habitual de los negocios que se realizar n en la forma que las Partes estimen m s conveniente y ajustada a la eficiencia en sus relaciones, se efectuar , por escrito, mediante correo certificado con acuse de recibo, a las direcciones siguientes:

Notificaciones  a  MACDERMID:

MACDERMID  ESPA-OLA.  S.A.

Avda.  Diagonal,  6  y  8

Santa  Coton  a  de  Cervell

08690  Barcelona

Tel:  93.634.13.50

Fax:  93.634.13.51

Persona  de  contado:  D.  Vicente  Barber  n  Santolaria


Notificaciones  al  GRUPO  EUROCIR:

EUROCIR,  S.A.,

Avda.  Salvatella  51-57.  Pol.  Ind.  Can  Salvatella

Barbera  del  Valles

Tel:  93.729.35.58

Fax:  93.729.40.57

Persona  de  contacto:  D.  Juan  Llongueras  Arola

11.     NULIDAD  PARCIAL

La nulidad de cualquiera de las Cl usulas recogidas en el presente Contrato, no supondr la nulidad de las restantes, que se mantendr n vigentes y producir n todos los efectos. En este caso, las partes se comprometen a sustituir !as Cl usulas nulas por otras nuevas que deber n ajustares lo m s posible al sentido y finalidad del presente Contrato.

12.     T  TULOS  Y  ENCABEZAMIENTOS

Los titulas y encabezamientos de las Cl usulas de presente Contrato no vinculan a las partes. En caso de discrepancia primar el contenido de las mismas.

Y PARA QUE ASI CONSTE, las Partes firman el presente Contrato, en el lugar y fecha el indicados en el encabezamiento.

MACDERMID



/s/  D.  Vicente  Barber  n  Santolaria
---------------------------------------
D.  Vicente  Barber  n  Santolaria
en  nombre  y  representaci  n  de
MACDERMID  ESPA-OLA,  S.A.


GRUPO  EUROCIR



/s/  D.  Antonio  Rodr  guez  Arag  n
-------------------------------------
D.  Antonio  Rodr  guez  Arag  n
en  nombre  y  representaci  n  de
EUROCIR.  S.A.,  EUSKOCIR,  S.A.  y  CYCOBASK.  S.A.

                                     ------

                                DOCUMENTO PRIVADO
                                -----------------

                                    REUNIDOS:
                                    ---------

La Compa a de nacionalidad estadounidense MACDERMID INC., con domicilio en 245 Freight Street, Waterbury, Connecticut 06702 (USA), y representada por su Apoderado, Sr. VICENTE BARBERAN,

La Compa a de nacionalidad espa ola MACDERMID ESPA-OLA, S.A., con domicilio en Santa Coloma de Cervell , Avenida Barcelona, no 6, representada por su apoderado
D.  VICENTE  BARBERAN  SANTOLARIA.

La Compa a de nacionalidad espa ola PC VIAHOLDING, S.L. SOCIEDAD UNIPERSONAL, con domicilio en Barcelona. Avda. Diagonal, no 682, planta 10a; representada por su apoderado, D. VICENTE BARBERAN SANTOLARIA.

La Compa a de nacionalidad espa ola SONDEL EURO, S.L. SOCIEDAD UNIPERSONAL, con domicilio en Barcelona, Avda. Diagonal, no 682, planta 10a; representada por su apoderado D. VICENTE BARBERAN SANTOLARIA.

     Todas  ellas  denominadas  en  lo  sucesivo  y  conjuntamente  MACDERMID.

La Compa a de nacionalidad espa ola INCIFSA, S.A., con domicilio en Sabadell, calle Fuerteventura, no 36, representada por D. ANTONIO RODR GUEZ ARAG"N y D. JUAN LLONGUERAS AR"LA, en su respectiva representaci n de INVERSIONES BARNA, S.A. y DALSA, S.A.

Las personas f sicas D. ANTONIO RODR GUEZ ARAG"N, D. JUAN LLONGUERAS AR"LA, D. PEDRO MAR A ARTOLA URRUTIA, D.

ANTONIO SALVATELLA RAM REZ y D. PEDRO LUIS CALBO NAVARRO, con domicilio todos ellos a los efectos del presente documento en Barbera del Valles, Barcelona, Espa a, Avda. Salvilla, no 59-61, que controlan directa o indirectamente la mayor a del capital de INCIFSA. S.A. y designados en lo sucesivo conjuntamente LOS SOCIOS,

Y la Compa a de nacionalidad luxemburguesa FINANCIERE NATURAM, S.A., con domicilio en Luxemburgo, Avenu de la Porte Neuve, 23, representada por su apoderado D. Koen Lozie and COSAFIN S.A.

                                    EXPONEN:
                                    --------

     I.- QUE en el d a de hoy SONDEL EURO, S.L. SOCIEDAD UNIPERSONAL y PC VIAHOLDING, S.L. SOCIEDAD UNIPERSONAL han procedido a vender a INCIFSA, S.A. las acciones propiedad de las primeras que les permit an un control directo o indirecto sobre las sociedades EUROCIR, S.A., EUSKOCIR, S.A., CYCOBASK. S.A. y EUSKOCIR 2, S.A., denominadas en lo sucesivo y conjuntamente GRUPO EUROCIR,

     II,- Que las partes aqu firmantes quieren expresar su m s absoluta conformidad con dicha transmisi n de acciones, al tiempo que desean dejar constancia de haber saldado y finiquitado todas sus relaciones como socios directos o indirectos del GRUPO EUROCIR, ello sin perjuicio de los documentos firmados en el d a de hoy, y en particular, pero sin limitaci n todos los derechos y obligaciones derivados de la adquisici n, en su momento, por MACDERMID de la participaci n del 60% en el GRUPO EUROCIR y que hoy ha sido objeto de venta, lo que llevan a efecto bajo tos siguientes

                                     PACTOS:
                                     -------

     PRIMERO.-     Los  otorgantes  del  presente  documento  declaran conocer y
     ---------
aceptar,  en  todos  sus  t  rminos,  las  compraventas  de acciones de EUROCIR.

S.A. y EUSKOCIR, S.A. efectuadas por SONDEL EURO, S.L. SOCIEDAD UNIPERSONAL a favor de INCIFSA, S.A., y las de EASY HOLE INVEST, SA. por PC VIAHOLDING, S.L. SOCIEDAD UNIPERSONAL a favor de la indicada INCIFSA, S.A., compraventa que ha tenido lugar en el d a de hoy mediante escritura otorgada ante el notario de /s/

     SEGUNDO.-     Sin  perjuicio  del pago del precio aplazado y de todos los t
     ---------
rminos y condiciones pactados en el d a de hoy, que ha sido garantizado mediante la constituci n de prenda sobre parte de las acciones transmitidas, las compa as firmantes del presente documento se declaran enteramente saldadas y finiquitadas en sus mutuas relaciones como socios de las diferentes compa as que integran GRUPO EUROCIR, prometiendo nada m s pedir ni reclamarse por el indicado concepto. En particular, las partes acuerdan expresamente dejar sin efecto todos los derechos, garant as y obligaciones pactados y/o derivados de la adquisici n, en su momento, por MACDERMID de la participaci n del 60% en el GRUPO EUR-OCIR y, en especial pero sin limitaci n, de su condici n de socios.

     Igualmente se declara MACDERMID enteramente saldada y finiquitada por sus relaciones con LOS SOCIOS y los mismos con respecto de MACDERMID, comprometi ndose a nada m s pedir ni reclamarse rec procamente por concepto alguno.

     TERCERO.-     En  lo  menester,  MACDERMID  ESPA-OLA,  S.A.,  declara haber
     ---------
recibido devuelto de INCIFSA, en esta misma fecha, el pr stamo que le ten a concedido por valor de 1.350.000 d lares USA equivalente a 1.650.000,-euros, con sus intereses, sirviendo este instrumento de carta de pago, y prometiendo MACDERMID nada m s pedir ni reclamar a INCIFSA, S.A. por el indicado pr stamo. MACDERMID ESPA-OLA, SA deber devolver a NCIFSA el aval bancario que garantizaba la devoluci n el pr stamo,

     CUARTO.-     MACDERMID  autoriza,  a  INCIFSA, S.A. para poder transmitir a
     --------
FINANC ERE NATURAM, S.A., de convenirlo estas dos ltimas compa as, las acciones de EASY HOLE INVEST, S.A. por la segunda adquiridas en el d a de hoy, subsistiendo en tal caso tas obligaciones contra das por INCIFSA. S.A.

frente a PC VIAHOLDING, S.L. SOCIEDAD UNIPERSONAL con motivo de dicha adquisici n y, en especial pero sin limitaci n, la prenda constituida en garant a del pago del precio aplazado hasta la integra satisfacci n del mismo.

     QUINTO.-     Con  lo  expuesto,  INCIFSA,  S.A.,  y  MACDERMID  dan  por
     --------
enteramente  cumplido  lo  establecido en la carta de intenciones suscrita entre
     -----
las mismas el 9 de octubre de 2.003, manifestando MACDERMID levantar la reserva contenida en su punto 8.

     SEXTO.-     La  ley  aplicable  al  presente  documento es la Ley Espa ola.
     -------

     Cualquier duda o discrepancia entre las partes en orden a la ejecuci n o interpretaci n de lo aqu convenido ser definitivamente resuelta por un arbitraje de equidad, seg n la Ley espa ola de 5 de diciembre de 1.988, confiando lo administraci n del arbitraje y la designaci n del arbitro nico al Tribunal Arbitral da Barcelona, comprometi ndose las partes a cumplir el laudo que en su dia se dicte.

     Y. en prueba de conformidad y aceptaci n, firman las partes el presente documento, en triplicado ejemplar y a un solo efecto, el dia 9 de diciembre, 2003.


MACDERMID  INC.               MACDERMID  ESPANOLA,  S.A.
D.  VICENTE  BARBERAN               PC  VIAHOLDING,  S.L.  SOC
UNIP
                              SONDEL  EURO,  S.L.  SOC.
                              UNIP.
INCIFSA,  S.A.               FINANCIERE  NATURAM  S.A.
                         Koen  Lozie          COSAFIN  S.A.
LOS  SOCIOS                    Director          Director